UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   July 10, 2006

Internap Network Services Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-27265	91-2145721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

250 Williams Street, Atlanta, GA	30303
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:           (404) 302-9700

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 10, 2006, Internap Network Services Corporation (the "Company") amended its Certificate of Incorporation. The amendment, which was effective at 4:30 p.m., Eastern time, on July 10, 2006, effected a 1-for-10 reverse stock split of the Company's common stock and reduced the Company's number of authorized shares of common stock from 600,000,000 to 60,000,000. The Company’s common stock began trading on the American Stock Exchange on a post-reverse split basis on July 11, 2006. The Certificate of Amendment to the Certificate of Incorporation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c)    Exhibits

3.1    Certificate of Amendment of Certificate of Incorporation of Internap Network Services Corporation dated July 10, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNAP NETWORK SERVICES CORPORATION (Registrant) By: /s/ David Buckel Name: David Buckel Title: Vice President and Chief Financial Officer
Date: July 11, 2006

Exhibit Index

3.1	Certificate of Amendment of Certificate of Incorporation of Internap Network Services Corporation dated July 10, 2006.